                                                                   EXHIBIT 10.26

[WILLCOX INCORPORATED LETTERHEAD]



REINSURED:      SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE,
                AND/OR S.C.P.I.E. INDEMNITY COMPANY,
                AND/OR S.C.P.I.E. MANAGEMENT COMPANY,
                AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
                AND/OR FG CASUALTY COMPANY,
                AND/OR S.C.P.I.E. INSURANCE SERVICES. INC.
                AND/OR S.C.P.I.E. MANAGEMENT SERVICES, INC.
                BEVERLY HILLS, CALIFORNIA

TYPE:           QUOTA SHARE REINSURANCE TREATY

BUSINESS
COVERED:        (A)     Directors and Officers Liability for the following
                        type(s) of Original Insureds:

                        1.   Physician Groups and/or Clinics.
                        2.   Managed Care Organizations.
                        3. Association of California Hospital Districts - Program Beta.

                (B) Errors and Omissions Liability for the following type(s) of Original Insureds:

                        1.   Managed Care Organizations.

TERM: January 1, 1997 to December 31, 1997 as respects risks attaching during the twelve (12) months period.

TERRITORY:      As per the Company's original policies, contracts, or binders.

EXCLUSIONS:     1.      Insolvency Funds.
                2.      Nuclear Incident - Liability - Reinsurance.
                3.      Assumed Reinsurance.
                4.      As per the Companies original policies.




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LIMITS:       (A)  80% of $5,000,000 ($4,000,000 maximum) per policy in the aggregate and/or coverage part.

              (B)  80% of $1,000,000 ($800,000 maximum)
                   per policy in the aggregate and/or
                   coverage part.

PREMIUM: Original Gross Premiums received by the Reinsured on business covered hereunder less Ceding Commission.

CEDING
COMMISSION:   Original Acquisition Cost plus 15% not to exceed 25% in all.

ACCOUNTS:     Reports within forty five (45) days and settlements within sixty
              (60) days of the end of each calendar quarter.

GENERAL
CONDITIONS:   Loss Adjustment Expenses are within the limit of the original policies.
              Excess of Original Policy Limits Clause.
              80% Extra Contractual Obligations Clause.
              Ultimate Net Loss Clause.
              Net Retained Lines Clause.
              Notice of Loss Clause.
              Loss and Unearned Premium Reserve Funding Clause - Including IBNR
              (See Attached).
              Special Funding Clause.
              Confidentiality Clause.
              Commutation Clause.
              Federal Excise Tax Clause.
              Errors and Omissions Clause.
              Insolvency Clause.
              Service of Suit Clause.
              Arbitration Clause.
              Access to Records Clause.
              Willcox Incorporated Intermediary Clause.





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

REINSURERS
HEREON:     Hannover Ruckversicherungs AG                           50.00%

            Through Willcox Johnson & Higgins Reinsurance Brokers, Ltd.
              London, England
            Underwriters at Lloyd's

Syndicate         Pseudonym    Syndicate No.     Participation
---------         ---------    -------------     -------------
Spreckley         SVH            1007             11.233%
Mann              DPM             435              7.246%
Catlin            SJC            1003    62.00%
                                 2003    38.00%    6.159%
Jago              HJG             205              3.623%
Burnhope          SJB            1212              3.623%
Keeling           WEH             362              5.435%
                                         Sub Total                 37.319%
CNA International Reinsurance Co. Ltd.                              7.246%
Zurich Reinsurance (U.K.) Ltd.                                      5.435%
                                                                  -------
                                                 Sub Total         50.000%

                                                     Total        100.000%
                                                                  =======



This Cover Note is to confirm the terms and conditions which have been negotiated between Willcox Incorporated and the participating Reinsurers on your behalf. We request that you review this Cover Note with regard to the specific placement details and subscribing Reinsurers listed herein. In the event that any of these details do not meet with your approval or security of the subscribing Reinsurers does not meet with your requirements, please notify this office immediately. If all is found to be in order please sign and return the enclosed duplicate copy of this Cover Note for completion of our files.


-------------------------------------
Signature


--------------------------------------
Date




                                         Willcox Incorporated


                                         By [SIG]
                                           -------------------------------
                                           Executive Vice President

                                                                     Page 3 of 3

                         LOSS FUNDING - INCLUDING IBNR

               THIS IS APPLICABLE TO NON-ADMITTED REINSURERS ONLY


After consultation with their outside Actuaries, Tillinghast, Nelson & Warren Inc., S.C.P.I.E. intends to use the following IBNR factors applied to Gross Reinsurance Premiums for 1997 Letter of Credit Funding purposes applicable to Non-Admitted Reinsurers only:

                                           IBNR
         Period                            Factor
         ------                            ------
         Current Year                      97.00%
         First Development Year            40.00%
         Second Development Year           17.00%
         Third Development Year             7.00%
         Fourth Development Year &
         Subsequent                         2.00%


The Letter of Credit Funding requirement for IBNR will be net of any Specific Case Base Loss Reserves. Therefore, the factors outlined above represent the ceiling for the sum of Specific Case Base Loss Reserves and IBNR. Further, a cap of five times the Gross Reinsurance Premium will apply as the Lifetime IBNR Maximum for each Treaty Year.




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